MINERALS COMMISSION

12 Switchback Road Residential Area, Cantonments
P. O. Box M 248, Accra-Ghana
Tel: (233-302) 772783 / 772786 / 773053 / 771318 Fax: (233-302) 773324
E-mail: mincom@mc.ghanamining.org
Website: www.ghana-mining.org

Our Ref: PL 2/115

4th May, 2012

The Managing Director
Xtra-Gold Mining Limited
P. O. Box CT 5239
Cantonments

Dear Sir,

APPLICATION BY XTRA-GOLD EXPLORATION LIMITED FOR MINISTERIAL APPROVAL FOR THE ASSIGNMENT OF OPTION RIGHTS RELATING TO EDUM BANSO CONCESSION TO DISCOVERY GOLD (GHANA) LIMITED

We acknowledge receipt of your application dated 4th April, 2011 and the accompanying documents.

The Legal Committee of the Commission has reviewed your application and will make the appropriate recommendation to the Minister.

Please note that the consideration for the transfer of option rights is US $10,000.00 payable immediately to the Commission.

Do not hesitate to contact us for any clarification.

Yours faithfully,

CHARLES AFEKU
(SENIOR LEGAL OFFICER)
FOR: CHIEF EXECUTIVE OFFICER

Cc: 1. The Assistant Manager Finance, Minerals Commission, Accra
2. The Managing Director, Discovery Gold (Ghana) Limited, P. O. Box 118, Accra.